                                                                   Exhibit 10.12

                               ALLIANCE AGREEMENT

This Alliance Agreement (the "Agreement") is made and dated this 2nd day of August, 1999, between Covance Inc., a Delaware corporation ("Covance"), and Variagenics, Inc., a Delaware corporation ("Variagenics").

                                   Background

A. Covance and its Affiliates provide, among other products and services, central laboratory services to Sponsors.

B. Variagenics, directly and through its Affiliates, identifies clinically important variances in genes that affect drug action and applies this information to the discovery and development of new drugs, and intends to provide Variagenics Lab Services as more fully described in this Agreement.

C. Covance and Variagenics desire to form an alliance (the "Alliance") as more fully described in this Agreement.

D. For convenience of reference, capitalized terms used herein have the meanings listed in Exhibit A.

                                      Terms

NOW, THEREFORE, in consideration of the foregoing premises, and other valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.    Purpose.

      The purpose of the Alliance is to facilitate the development of Variagenics Know-How by Variagenics and its Affiliates, and the license of Variagenics Know-How to Covance. The intent of the Alliance is for Covance and its Affiliates to use the Variagenics Know-How to provide Pharmacogenomic Lab Services to Contracting Sponsors, and for Variagenics to use the Variagenics Know-How to provide Variagenics Lab Services to Contracting Sponsors. To facilitate the foregoing, Covance is licensing certain Covance Know-How to Variagenics, and Covance and Variagenics are agreeing to certain provisions regarding the sale of Pharmacogenomic Lab Services and Variagenics Lab Services.

2.    Technology Transfer.

      (a) License of Variagenics Know-How. (i) Variagenics hereby grants to Covance a non-exclusive, worldwide license to the Variagenics Know-How solely for use to provide


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 406 of the Securities Act.

Pharmacogenomic Lab Services as expressly permitted by this Agreement. During the Term, Variagenics shall provide to Covance such reasonable materials and support as are necessary to effect this license and to enable Covance to use the Variagenics Know-How to provide Pharmacogenomic Lab Services, including, without limitation, support from the Employees and the FTEs. Covance shall pay to Variagenics a royalty for such license as provided in Section 2(c) (subject to the other provisions in this Agreement with respect thereto), and shall promptly pay to Variagenics all reasonable out-of-pocket expenses incurred in effecting such license. Covance shall have no right to sublicense the Variagenics Know-How except to its Affiliates who expect to provide Pharmacogenomic Lab Services, which Affiliates shall have no further right to sublicense the Variagenics Know-How.

            (ii) Subject to continued payment of royalties pursuant to Section 2(c), the license provided for in Section 2(a)(i) shall survive any termination of this Agreement, but only for (a) Variagenics Alliance Know-How in existence on the date of such termination of this Agreement, (b) Variagenics Know-How which had been marketed by Covance and its Affiliates at any time on or prior to the date of such termination of this Agreement, and (c) other Variagenics Know-How in existence at any time on or prior to the date of such termination of this Agreement to the extent necessary to practice the license set forth in clauses (a) and (b). The foregoing notwithstanding, Covance shall have the right at any time after the termination of this Agreement, upon six (6) months' prior written notice to Variagenics, to terminate the license provided for in this
Section 2(a) and the obligation to pay royalties pursuant to Section 2(c). In the event of such termination of the license, and except as necessary to satisfy obligations to Contracting Sponsors and the requirements of any applicable law, rule or regulation, Covance will return to Variagenics or destroy all embodiments of Variagenics Know-How in the possession of Covance or its Affiliates.

      (b) License of Variagenics Gene Rights. (i) Variagenics will license Variagenics Gene Rights to a Contracting Sponsor for use in a specific Product Development Program as needed by Covance and its Affiliates to perform Pharmacogenomic Lab Services for such Contracting Sponsor, and such Contracting Sponsor shall have the right to sublicense such Variagenics Gene Rights to Covance and its Affiliates solely for use by Covance and its Affiliates to provide Pharmacogenomic Lab Services to such Contracting Sponsor for such Product Development Program. Covance and its Affiliates shall not be obligated to pay any royalty to Variagenics in connection with any such sublicense.

            (ii) The parties may, from time to time, discuss the possible licensing of Variagenics Gene Rights to Covance and its Affiliates for use by Covance and its Affiliates to provide Pharmacogenomic Lab Services using Variagenics Gene Rights to Contracting Sponsors that do not have a license from Variagenics for such Variagenics Gene Rights. Any such license will be on such terms as the parties may agree from time to time. Neither party shall have any obligation to enter into any such license.

      (c) Royalty. Covance shall pay to Variagenics a royalty equal to
[      ](the "Variagenics Fees"). Variagenics acknowledges that in entering into
this Agreement Covance is not guaranteeing to Variagenics [      ] of
Variagenics Fees. For purposes of this Section 2(c), "proprietary" technology shall mean Variagenics Know-How which Variagenics or any of its Affiliates owns or which is licensed to Variagenics or any of its Affiliates or with respect to which Variagenics or any of its Affiliates has an existing patent application or patent, and in each case which Variagenics or any of its Affiliates has an exclusive right or license to use and has not granted a right or license with respect thereto to any party other than Covance, except for (i) any right to use for noncommercial purposes retained by academic institutions, (ii) any right or license granted for purposes other than Pharmacogenomic Lab Services, and (iii) any right or license granted to a Sponsor in connection with a specific Product Development Program to obtain Pharmacogenomic Lab Services using such Variagenics Know-How from any central laboratory of the Sponsor's choice or for the Sponsor to use itself; and "nonproprietary" technology shall mean all other Variagenics Know-How. The
foregoing notwithstanding, [      ] royalty shall be payable with respect to Net
Sales which are subject to royalty solely because of the use of Variagenics Know-How which is (i) non-proprietary technology and which is also licensed to Covance or any of its Affiliates by a third party, or (ii) also licensed to the Sponsor to which such Net Sales relate, provided in each case such Net Sales are not subject to royalty because of the use of any other Variagenics Know-How (collectively, "Excluded Net Sales"). The determination of whether specific Variagenics Know-How constitutes "proprietary" or "non-proprietary" technology shall be made by the Committee. If the Committee is unable to resolve such issue, the matter shall be resolved in accordance with Section 19. The obligation to pay the Variagenics Fees shall survive any termination of this Agreement and shall apply to Net Sales using Variagenics Know-How made during the Term and, subject to Section 2(a)(ii), after termination of this Agreement.

      (d) License of Covance Know-How. In order to assist Variagenics in providing Variagenics Lab Services for the purposes described in the next succeeding sentence, Covance shall license to Variagenics such Covance Know-How as the parties may mutually agree, which license shall be a non-exclusive, worldwide license of the Covance Know-How. The parties agree that the Covance Know-How to be licensed may include the Covance Know-How set forth in Exhibit B hereto. Any such Covance Know-How shall be used by Variagenics solely to enable Variagenics to assist Covance in providing Pharmacogenomic Lab Services and to enable Variagenics to provide Variagenics Lab Services, in each case as expressly permitted by this Agreement. Variagenics and its Affiliates to which Variagenics is permitted to sublicense such Know-How as set forth below shall have the right to use Covance Know-How and Standard Operating Procedures in the areas of data or information handling, management, reporting, processing and control throughout their business, and, in addition, Variagenics shall have the right to use the Covance Know-How for such other purposes as the parties may
mutually agree. [      ] shall be payable in connection with such license, but
Variagenics shall promptly pay to Covance all reasonable out-of-pocket expenses incurred in effecting such license. Variagenics shall have no right to sublicense the Covance Know-How except to any wholly-owned subsidiary of Variagenics, which Affiliates shall have no further right to sublicense the Covance Know-How. Variagenics and such Affiliates shall not disclose or promote to any third party that they are using any Covance Know-How. Upon the termination of the license provided for in this Section 2(d), and except as necessary to satisfy obligations to Contracting Sponsors and the requirements of any applicable law, rule or regulation, Variagenics will return to Covance or destroy all embodiments of Covance Know-How in the possession of Variagenics or its Affiliates.

3. Employees and FTEs. In order to fully support the continued development of Variagenics Alliance Know-How and the Alliance:

      (a) Employees. Covance will fund [      ] full-time employees
("Employees") at a rate of $[      ] per year per Employee, which Employees will
be employees of Variagenics. Payment for each such Employee will be made
quarterly ($[      ]), beginning on the date each such Employee becomes fully dedicated to supporting the Alliance. The Employees will be under the control of Variagenics but shall be at all times fully dedicated to supporting the Alliance. Variagenics will use its commercially reasonable efforts to have Employees fully dedicated to supporting the Alliance as soon as practicable after execution of this Agreement. Variagenics shall promptly provide to Covance the names of such Employees. If any such Employee ceases being fully dedicated to supporting the Alliance for any reason, Variagenics shall promptly notify Covance of such event and use its commercially reasonable efforts to replace any such Employee as soon as possible, including the reassignment of other Variagenics employees. The foregoing notwithstanding, the obligation of Covance to provide the funding specified in this Section 3(a) shall be abated (and an appropriate credit or refund shall be made) when and for as long as an Employee position is not filled.

      (b) Variagenics FTEs. (i) As soon as practicable following execution of
this Agreement, Variagenics will fund and provide [      ] ("FTE") who shall, in
the aggregate, be fully dedicated to supporting the Alliance at a level equivalent to the effort of one full-time individual. This FTE will be employee(s) of Variagenics and under the control of Variagenics.

            (ii) As soon as practicable following satisfaction of the conditions
set forth in Section 3(d)(ii), Variagenics will fund and provide [      ] who
shall, in the aggregate, be fully dedicated to supporting the Alliance at a
level equivalent to the effort of [      ]. [      ] FTE will be employee(s) of
Variagenics and under the control of Variagenics.

            (iii) Variagenics shall promptly provide to Covance the names of all persons providing services as part of these FTEs and the percentage of their time being dedicated to the Alliance. If the required number of FTEs cease being fully dedicated to supporting the Alliance for any reason, Variagenics shall promptly notify Covance of such event and use its commercially reasonable efforts to replace such support as soon as possible, including the reassignment of other Variagenics employees. The obligation of Covance to provide the funding required by Section 3(a) shall be abated (and an appropriate credit or refund shall be made) when, for as long as and to the extent the appropriate number of FTEs are not fully supporting the Alliance. For purposes of illustrating the foregoing concept, if Variagenics is required to fund and provide one (1) FTE and only .50 FTE is fully dedicated to supporting the Alliance, then Covance's obligations under Section 3(a) during the period when only .50 FTE is supporting the Alliance shall be reduced by twenty-five percent (25%); and if Variagenics is required to fund and provide two (2) FTEs and only 1.5 FTE is fully dedicated to supporting the Alliance, then Covance's obligations under Section 3(a) during the period when only 1.5 FTEs are supporting the Alliance shall be reduced by twenty-five percent (25%). Under any circumstance, Variagenics shall be responsible for providing the funding for the two Employees during any period and to the extent Covance is not obligated to do so pursuant to this Section 3(a)(iii).

      (c) Covance FTEs. Upon satisfaction of the conditions set forth in the first sentence of Section 3(d)(i), or sooner if Covance elects in its sole
judgment, Covance will provide to Variagenics an advance to fund [      ] at a
rate of $[      ] per year per FTE. These advances will be made quarterly
($[      ]), beginning on the date each person who is part of such FTEs becomes dedicated to supporting the Alliance, or on a pro rata basis to the extent that fewer than [ ] FTEs are dedicated to supporting the Alliance; provided, however, that Covance will not be obligated to provide any advance under this Section
3(c) unless at least [      ] FTE is dedicated to supporting the Alliance under
this Section 3(c). Variagenics will use its commercially reasonable efforts to
have these [      ] FTEs fully dedicated to supporting the Alliance as soon as practicable after the satisfaction of the conditions set forth in Section 3(d)(i), or Covance's election, whichever is earlier. These advances shall be repaid by Variagenics to Covance either, at Covance's election, by payment by Variagenics to Covance in an amount equal to the sum of the Variagenics Non-Alliance Fees and one-half of the Variagenics Fees (such payment to Covance to be made within seven (7) days of the payment by Covance to Variagenics of the Variagenics Fees and the Variagenics Non-Alliance Fees), or by the retention by Covance of the Variagenics Non-Alliance Fees and one-half of the Variagenics Fees otherwise payable to Variagenics. Variagenics shall promptly provide to Covance the names of all persons providing services as part of these FTEs and the percentage of their time being dedicated to the Alliance. If the required number of FTEs cease being fully dedicated to supporting the Alliance for any reason, Variagenics shall promptly notify Covance of such event and use its commercially reasonable efforts to replace such support as soon as possible, including the reassignment of other Variagenics employees. The foregoing notwithstanding, the obligation of Covance to provide the advances specified in this Section 3(c) shall be abated (and an appropriate credit or refund shall be made) when, for as long as and to the extent these FTE positions are not filled.

      (d) Conditions. (i) Covance's obligation under Section 3(c) shall not begin until (A) the aggregate Net Sales of Pharmacogenomic Lab Services by Covance and its Affiliates using Variagenics Know-How under the Alliance, plus such Net Sales (without regard to receipt of payment) expected to be made under signed agreements with Contracting Sponsors under the Alliance (in all cases net of cancellations and modifications), but excluding Excluded Net Sales
("Cumulative Alliance Net Sales"), equals or exceeds $[      ], and (B) Covance
and its Affiliates have entered into signed agreements with Contracting Sponsors to provide Pharmacogenomic Lab Services using Variagenics Know-How involving at
least [      ] Product Development Programs with respect to [      ]different
drugs, but excluding Excluded Net Sales. (For purposes of illustrating the foregoing concepts, if Covance's Net Sales under agreements with Contracting
Sponsors have totaled $[      ], Net Sales expected under signed agreements with
Contracting Sponsors total $[      ], and Covance signs an additional agreement
with a Contracting Sponsor which, by its terms, is expected to generate
$[      ] or more of Net Sales for Covance, then, assuming the requirement in clause (B) in the previous sentence has also been satisfied, Covance's obligation under Section 3(c) shall begin). In addition, Covance may elect in its sole judgment to provide the advances as provided for in Section 3(c) at anytime. If Covance is not obligated pursuant to this Section 3(d)(i) to begin providing the advances provided for in Section 3(c) by the first anniversary of the date of this Agreement, and Covance has not elected to begin providing such advances on or prior to such date, then Variagenics shall have the right, exercisable by written notice to Covance within forty-five (45) days after such first anniversary date, to terminate this Agreement thirty (30) days after the notice is given, and there shall be no liability to Covance in connection with or as a result of such termination. After such forty-five (45) days, Variagenics shall have no right to terminate this Agreement pursuant to this Section 3(d).

            (ii) Variagenics' obligation to fund its [      ] under Section
3(b)(ii) shall begin upon the earlier to occur of (A) the aggregate of the Net Sales of Variagenics Lab Services by Variagenics and its Affiliates under the Alliance, plus such Net Sales (without regard to payment) expected to be made under signed agreements with Contracting Sponsors, equaling or exceeding
$[      ] and (B) the earlier to occur of the satisfaction of the conditions set forth in the first sentence of Section 3(d)(i) and Covance's election to provide the advances as provided for in Section 3(c).

      (e) Renewal. (i) (A) The obligation to provide funding and advances contained in this Section 3 shall continue for a two-year period from the date of this Agreement and shall be continued for a three-year period thereafter if Cumulative Alliance Net Sales by Covance and its Affiliates at the end of such
two-year period are at least $[      ]. In addition, Covance may elect in its
sole judgment to continue providing such funding and advances at the same level
as in effect at the end of such two-year period. If the $[      ] amount set
forth in the second preceding sentence is not achieved at the end of such two-year period, the parties will attempt to agree upon a mutually acceptable lower level of funding during such three-year period, as determined in their respective sole judgment. If such Cumulative Alliance Net Sales at the end of
such two-year period are not at least $[      ], the parties have not agreed
upon a mutually acceptable lower level of funding after such two-year period, and Covance has not elected to continue such funding and advances at the same level as in effect at the end of such two-year period, then Variagenics shall have the right, exerciseable by written notice to Covance within forty-five (45) days after the end of such two-year period, to terminate this Agreement thirty
(30) days after the notice is given, and there shall no liability to Covance in connection with or as a result of such termination. After such forty-five (45) days, Variagenics shall have no right to terminate this Agreement pursuant to this Section 3(e).

                  (B) After the fifth anniversary of the date of this Agreement, any funding obligation then in effect shall be continued for additional one-year periods unless Covance or Variagenics gives written notice to the other of termination of the obligations to provide funding and advances contained in this
Section 3 at least one hundred and twenty (120) days prior to the expiration of the then-current period.

            (ii) The expiration of the obligation to provide funding and advances contained in this Section 3 shall not eliminate the obligation of Variagenics to repay advances as provided in Section 3(c). The conditions to funding and advances provided for in this Section 3(e) are in addition to the conditions to funding and advances contained elsewhere in this Agreement.

      (f) Positions. All individuals serving as Employees and FTEs shall, in supporting the Alliance, serve in scientific or data processing positions, or positions administering scientific information or data, and in all cases shall be developing Variagenics Alliance Know-How and effecting the license provided for in Section 2(a), and shall have sufficient scientific, data processing or related training, experience and education so as to permit them to be productive for such purpose in a reasonable timeframe. Without limiting the foregoing, individuals serving as Employees and FTEs shall not be secretaries, administrative assistants or other non-technical or non-scientific personnel. Covance shall have the right to request that specific employees of Variagenics serve as Employees or FTEs, and Variagenics shall give good faith consideration to making these employees available to so serve. Prior to any individual serving as an Employee or FTE, Variagenics will send to Covance the curriculum vitae of such individual, and Covance shall have the right in its reasonable discretion to promptly object to any such individual serving as an Employee or FTE, in which case such individual shall not so serve. In addition, Covance shall have the right to request that any individual serving as an Employee or FTE no longer so serve, if in Covance's reasonable judgment, such individual does not meet the requirements of this Section 3(f) or is otherwise not performing in the best interests of the Alliance.

      (g) No Limitations. The provisions contained in Sections 3(a), (b), and
(c) abating Covance's obligation to provide funding and advances are not intended to and shall not limit any other rights or remedies Covance or Contracting Sponsors may have as a result of a breach by Variagenics of its obligations contained in those Sections.

4. Assay Delivery. Variagenics agrees to use all reasonable efforts to deliver to Covance fully validated genotyping assays of the type and by the delivery date set forth in Exhibit C hereto. The foregoing obligations may be amended by unanimous vote of the Committee. If Variagenics fails to deliver any fully validated assay as set forth in Exhibit C (including as Exhibit C may be amended by the Committee from time to time), then Covance shall have the right, exerciseable by written notice to Variagenics within forty-five (45) days after such failure, to terminate this Agreement thirty (30) days after the notice is given, and there shall no liability to Variagenics in connection with or as a result of such termination.

5. Provision of Services.

      (a) Services. If Covance or any of its Affiliates shall desire Variagenics or any of its Affiliates to provide Variagenics Lab Services to a Sponsor, then Covance or its Affiliates will provide Variagenics with the specifications for the Variagenics Lab Services to be performed and Variagenics will prepare a Price Quotation in response thereto within ten (10) business days of the delivery of the specifications to Variagenics (or such shorter timeframe as may be necessary to satisfy the requirements of the Sponsor); provided, that Variagenics shall be under no obligation to deliver a Price Quotation if providing such Price Quotation is prohibited by any written agreements of Variagenics with third parties in effect prior to the date of this Agreement and Variagenics delivers a letter to Covance to such effect within such ten (10) business days. These Price Quotations will be binding upon Variagenics or its Affiliates which provide such Price Quotation. For each Price Quotation submitted by Variagenics or any of its Affiliates to Covance or any of its Affiliates with respect to which Covance or such Affiliate desires Variagenics or its applicable Affiliates to perform Variagenics Lab Services, Covance or such Affiliate and Variagenics or such Affiliates shall promptly enter into an IPA.

      (b) Compliance. In performing Variagenics Lab Services under this Agreement or any IPA, Variagenics and its Affiliates will, at their own cost and expense, comply with Covance Standard Operating Procedures and with all present and future applicable laws, rules and regulation in effect from time to time. If Variagenics or any of its Affiliates is subjected to an on-site inspection or if any inquiries which have a bearing on Variagenics Lab Services under this Agreement are made by any government agencies, Variagenics will notify Covance immediately. Variagenics shall also notify Covance immediately (i) if for any reason it or any of its Affiliates is disqualified by a government regulatory agency or (ii) of any events or circumstances which can affect the Variagenics Lab Services under this Agreement.

      (c) Payments to Covance. For all Variagenics Lab Services performed by Variagenics or any of its Affiliates (i) independent of any Pharmacogenomic Lab Services provided by Covance or any of its Affiliates and with respect to which Covance or any of its Affiliates has (A) initiated contact between Variagenics and the Contracting Sponsor, (B) made a proposal on behalf of Variagenics, (C) joined a sales process initiated by Variagenics at the request of Variagenics, and/or (D) assisted Variagenics in approaching a Contracting Sponsor or establishing the contract for the Variagenics Lab Services with the Contracting Sponsor or (ii) as part of a package consisting of Variagenics Lab Services provided by Variagenics or any of its Affiliates and Pharmacogenomic Lab Services provided by Covance or any of its Affiliates arranged for together between Covance or any of its Affiliates and a Sponsor, Variagenics shall pay to
Covance a fee equal to [      ](the "Covance Fees"). Variagenics acknowledges
that in entering into this Agreement Covance is not guaranteeing a minimum amount of Net Sales which will generate Covance Fees. Covance acknowledges that in entering into this Agreement, Variagenics is not guaranteeing to Covance any minimum amount of Covance Fees.

      (d) Audits. Variagenics and its Affiliates shall permit Covance or any of its Affiliates and any Contracting Sponsor to audit their facilities, books and records (including access to its personnel) for any reason in connection with this Agreement. Apart from extenuating circumstances, Covance, its Affiliates or the Contracting Sponsor, as applicable, shall provide Variagenics with reasonable advance written notice of when the audit is to be conducted and such audit will be held during Variagenics' regular business hours. Variagenics will assist Covance, its Affiliates or the Contracting Sponsor in scheduling such audits. Variagenics agrees to expediently address any deficiencies determined within 30 days of such determination.

      (e) Equipment. In order to facilitate the efficient operation of the Alliance, Covance and Variagenics will cooperate to integrate their equipment and procedures, including, without limitation, sample handling, sample tracking, result reporting systems, and laboratory testing equipment, each at its own expense. Subject to Sections 2(d) and 5(b) above, if Covance requires Variagenics to utilize particular equipment, hardware or software, Covance will lend such equipment, hardware or software to Variagenics, or otherwise make it
available to Variagenics at [      ].

      (f) Covance Services. If Variagenics or any of its Affiliates shall desire Covance or any of its Affiliates to provide Pharmacogenomic Lab Services under this Agreement to a prospective Contracting Sponsor, other than a prospective Contracting Sponsor to whom Covance or its Affiliates has marketed or provided Pharmacogenomic Lab Services, as part of a package consisting of Variagenics Lab Services provided by Variagenics or any of its Affiliates and Pharmacogenomic Lab Services provided by Covance or any of its Affiliates arranged for together between Variagenics or any of its Affiliates and a prospective Contracting Sponsor, then Variagenics or its Affiliates will provide Covance with the specifications for the Pharmacogenomic Lab Services to be performed and Covance will prepare a Price Quotation in response thereto within ten business days of the delivery of the specifications to Covance (or such shorter timeframe as may be necessary to satisfy the requirements of the prospective Contracting Sponsor). These Price Quotations will be binding upon Covance or its Affiliates which provide such Price Quotation. For each Price Quotation submitted by Covance or any of its Affiliates to Variagenics or any of its Affiliates with respect to which Variagenics or such Affiliate desires Covance or its applicable Affiliates to perform Pharmacogenomic Lab Services, Variagenics or such Affiliate and Covance or such Affiliate shall promptly enter into an IPA. The foregoing notwithstanding, Covance and its Affiliates shall not be obligated to provide a Price Quotation or perform any Pharmacogenomic Lab Services if prohibited by agreements with third parties (whether entered into prior to or after the date of this Agreement), as determined by Covance in its sole judgment. Nothing contained herein shall preclude Covance and its Affiliates from providing Pharmacogenomic Lab Services not arranged by Variagenics.

      (g) Variagenics Identification. Covance and its Affiliates will identify to a Sponsor for whom they are performing Pharmacogenomic Lab Services that utilizes Variagenics Know-How (other than any such services which are Excluded Net Sales), that Variagenics is the source of the technology used in such Pharmacogenomic Labs Services. Such identification shall be in a form as will be mutually agreed upon by Covance and Variagenics. The foregoing obligation shall not apply if making such an identification is prohibited by the Sponsor or the Sponsor requests that such an identification not be made. Except as provided in this Section 5(g), and anything in this Agreement to the contrary notwithstanding, Covance shall be under no obligation to engage in any marketing activities for Variagenics.

      (h) Contract Protections. Anything in Sections 5(a) and 5(f) to the contrary notwithstanding, the obligation of Covance or Variagenics, or their Affiliates, to enter into any IPA shall be subject to the receipt by such party of the benefit of such contractual provisions (whether as a third party beneficiary or otherwise), as such party shall determine in its sole judgment as are necessary to protect its interests.

      (i) Non-Alliance Sales. Covance shall pay to Variagenics a fee equal to
[      ] ("Variagenics Non-Alliance Fees"). The foregoing notwithstanding, no
Variagenics Non-Alliance Fees shall be payable by Covance to Variagenics with respect to any Sponsor to which Covance or its Affiliates has marketed or is marketing the service which generated the applicable Net Sales independent of the contact initiated by Variagenics. Covance acknowledges that in entering into this Agreement Variagenics is not guaranteeing a minimum amount of Net Sales as described in this Section 5(i). Variagenics acknowledges that in entering into this Agreement Covance is not guaranteeing to Variagenics any minimum amount of Variagenics Non-Alliance Fees and is not agreeing that it will perform any of the services indicated on Exhibit D for any Sponsor.

6. Advisory Committee. Promptly after execution of this Agreement, Variagenics and Covance shall establish an Advisory Committee (the "Committee"), which shall consist of two representatives of each of the parties or such other number as the parties may mutually agree. The purpose of the Committee shall be to determine the nature and scope of services to be subject to the Alliance, and address such other matters as the parties may mutually agree. Each of Variagenics and Covance shall bear the expenses for their members' participation in the Committee, including any travel costs.

7. Fees.

      (a) Variagenics Fees and Variagenics Non-Alliance Fees. Covance shall send to Variagenics a statement within thirty (30) days after the end of each calendar quarter of the Net Sales during such quarter with respect to which Variagenics is entitled to a Variagenics Fee and a Variagenics Non-Alliance Fee and the Variagenics Fees and Variagenics Non-Alliance Fees therefor, accompanied by payment of such Fees (which may be by wire transfer). The foregoing notwithstanding, Covance shall have the right to withhold from any payment to Variagenics the amounts to be applied to the repayment of advances provided for in Section 3(c).

      (b) Covance Fees. Variagenics shall send to Covance a statement within 30 days after the end of each calendar quarter of the Net Sales during such quarter with respect to which Covance is entitled to a Covance Fee and the Covance Fees therefor, accompanied by payment of such Covance Fees (which may be by wire transfer).

      (c) Disputes. All such statements shall include reasonable detail as to the services provided, and shall be certified by an officer of the party to be correct to the best of such party's knowledge and information. Any objection to such Fees shall be given in writing by the objecting party within 30 days after such statement has been sent and shall include a statement as to the basis of any such objection. The parties shall attempt in good faith to resolve such objections. If the parties are unable to resolve such objections within 30 days of receipt by the applicable party of such objection, then the dispute shall be resolved in accordance with the provisions of Section 19.

      (d) Termination. The obligation to pay Variagenics Non-Alliance Fees and Covance Fees shall survive any termination of this Agreement, but only with respect to applicable written agreements pursuant to which such Fees will be generated entered into prior to any termination of this Agreement. No Variagenics Non-Alliance Fees or Covance Fees shall be payable with respect to agreements entered into after any such termination.

8. Exclusivity. During the Term, Variagenics and its Affiliates shall not, directly or indirectly, either alone or in conjunction with any other person or entity, (i) enter into any alliance, partnership, joint venture, distribution or similar arrangement or agreement with any person or entity for the purpose of providing Pharmacogenomic Lab Services or (ii) license any Variagenics Know-How to any person or entity for the purpose of providing Pharmacogenomic Lab Services, except as set forth in the next sentence. Variagenics and its Affiliates may, however, license Variagenics Know-How to a Sponsor in connection with a specific Product Development Program to obtain Pharmacogenomic Lab Services using such Variagenics Know-

How from any central laboratory of the Sponsor's choice or for the Sponsor to use itself. In addition, during the Term, Variagenics and its Affiliates shall not, directly or indirectly, provide Pharmacogenomic Lab Services to a Sponsor for a specific Product Development Program, unless (i) Variagenics has offered Covance and its Affiliates the opportunity to provide the Pharmacogenomic Lab Services for such Product Development Program and they have declined to provide such services or Covance and its Affiliates do not have the necessary technology or intellectual property rights or otherwise cannot meet the Sponsor's specifications for such services, (ii) the Sponsor does not wish to acquire the Pharmacogenomic Lab Services for such Product Development Program from Covance or its Affiliates, (iii) Covance or its Affiliates are marketing or performing substantially similar Pharmacogenomic Lab Services which do not utilize Variagenics Know-How, or (iv) such Pharmacogenomic Lab Services are furnished pursuant to a written proposal or agreement which is disclosed on Exhibit E, all of which predate this Agreement; provided, that in the case of clause (i), Variagenics' right to perform such services shall only apply if the Pharmacogenomic Lab Services are performed by Variagenics on substantially the same terms as the specifications last provided to Covance prior to Covance's declining to provide such services or Covance's decision that it does not have the necessary technology or rights or cannot meet such specifications. In addition, except as may be mutually agreed to by the parties, during the Term, Variagenics and its Affiliates shall not, directly or indirectly, provide Pharmacogenomic Lab Services to any person or entity which is not a "Sponsor" as provided in the definition thereof. No Employees or FTEs may be used by Variagenics or its Affiliates to provide such Pharmacogenomic Lab Services.

9. Representations; Covenants.

      (a) Variagenics Representations. Variagenics represents and warrants to Covance that: it is duly organized, validly existing and in good standing under the laws of the State of Delaware; it has taken all actions necessary to secure all approvals required to be secured by it in connection with the transactions contemplated hereby; the execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate, shareholder and other action; this Agreement has been duly executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; the execution, delivery and performance of this Agreement does not violate any agreement to which it is a party or by which it is bound or any law, order or decree applicable to it, or any provision of its charter documents or bylaws; no third party has asserted in writing to Variagenics that the Variagenics Know-How infringes upon any intellectual property rights that are owned or claimed by such third party, and to the best knowledge of Variagenics, the Variagenics Know-How does not infringe upon any intellectual property rights that are owned or claimed by any third party; and it shall obtain and shall maintain in full force and effect all permits, licenses and other required governmental approvals necessary to perform Variagenics Lab Services. Variagenics further represents and warrants that neither it nor its Affiliates is currently a party to any alliance, partnership, joint venture, distribution or similar arrangement or agreement, or any license, of the nature described in the first sentence of Section 8, or any arrangement or agreement to provide Pharmacogenomic Lab Services to any Sponsor, and it does not have outstanding any proposal for any of the foregoing, except for agreements listed on Exhibit E and proposals for specific services that propose a price for such services and which are listed on Exhibit E. Variagenics has the right to license to Covance all of the presently existing Variagenics Know-How and will have the right to license to Covance all of the Variagenics Know-How developed after the date hereof that is owned by Variagenics, including in each case after the termination of this Agreement as provided in Section 2(a).

In addition, Variagenics represents and warrants to Covance that Variagenics has obtained an aggregate of at least $10,000,000 in equity or debt financing after July 20, 1999 which is "new" money (i.e., the proceeds of such financing are not being used to replace, retire or refinance existing debt or equity of Variagenics).

      (b) Covance Representations. Covance represents and warrants to Variagenics that: it is duly organized, validly existing and in good standing under the laws of the State of Delaware; it has taken all actions necessary to secure all approvals required to be secured by it in connection with the transactions contemplated hereby; the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary corporate, shareholder and other action; this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms; the execution, delivery and performance of this Agreement does not violate any agreement to which it is a party or by which it is bound or any law, order or decree applicable to it, or any provision of its charter documents or bylaws; no third party has asserted in writing to Covance that the Covance Know-How infringes upon any intellectual property rights that are owned or claimed by such third party, and to the best knowledge of Covance, the Covance Know-How does not infringe upon any intellectual property rights that are owned or claimed by any third party; and it has and shall maintain in full force and effect all permits, licenses and other required governmental approvals necessary to perform Pharmacogenomic Lab Services. Covance has the right to license to Variagenics all of the presently existing Covance Know-How and will have the right to license to Variagenics all of the Covance Know-How developed after the date hereof that is owned by Covance.

10. Review. In addition to the rights set forth in Section 7(c), the parties agree that each party shall have the right at its sole cost and expense to have an independent accountant, reasonably satisfactory to the party whose books are being reviewed, review the financial books and records of the other and its Affiliates at such times as the parties shall reasonably agree and upon reasonable notice to the other for the sole purpose of verifying the determination of the applicable Net Sales, and the Covance Fees and Variagenics Fees. In addition, Covance shall have the right to have such accountant review such appropriate books and records of Variagenics and its Affiliates as are necessary to verify obligations with respect to Employees and FTEs set forth in
Section 3.

11. Indemnification.

      (a) Covance Indemnification. Covance shall indemnify, defend and hold harmless Variagenics and its Affiliates and their respective officers, directors, employees and agents from, against and in respect of any and all losses, damages, costs or expenses (including reasonable attorney's fees) (a "loss") arising from any claim, action, suit, assessment, proceeding or demand (a "Claim") asserted by a third party resulting from, relating to or arising out of (i) the negligence, gross negligence or intentional misconduct or inaction of Covance or any of its

Affiliates in the performance of their obligations under this Agreement or any IPA, or the breach of any representation, warranty, covenant or agreement of Covance or any of its Affiliates in the performance of their obligations under this Agreement or any IPA; provided, that if such Loss or Claim arises in whole or in part from the negligence, gross negligence or intentional misconduct or inaction of Variagenics or any of its Affiliates then the amount of the Loss or Claim that Covance shall indemnify Variagenics and its Affiliates for pursuant to this Section 11 shall be reduced by an amount in proportion to the percentage of Variagenics' or its Affiliates' responsibility for such Loss or Claim as determined by a court of competent jurisdiction in a final and non-appealable decision or, if available, pursuant to the arbitration provisions of Section 19 hereof, or in a binding settlement between the parties or (ii) any actual or alleged infringement by the Covance Know-How which is licensed to Variagenics hereunder of any intellectual property rights that are owned or claimed by any third party.

      (b) Variagenics Indemnification. Variagenics shall indemnify, defend and hold harmless Covance and its Affiliates and their respective officers, directors, employees and agents from, against and in respect of any and all Losses arising from any Claim asserted by a third party resulting from, relating to or arising out of (i) the negligence, gross negligence or intentional misconduct or inaction of Variagenics or any of its Affiliates in the performance of their obligations under this Agreement or any IPA, or the breach of any representation, warranty, covenant or agreement of Variagenics or any of its Affiliates in the performance of their obligations under this Agreement or any IPA; provided, that if such Loss or Claim arises in whole or in part from the negligence, gross negligence or intentional misconduct or inaction of Covance or any of its Affiliates then the amount of the Loss or Claim that Variagenics shall indemnify Covance and its Affiliates for pursuant to this
Section 11 shall be reduced by an amount in proportion to the percentage of Covance's or its Affiliates' responsibility for such Loss or Claim as determined by a court of competent jurisdiction in a final and non-appealable decision or, if available, pursuant to the arbitration provisions of Section 19 hereof, or in a binding settlement between the parties or (ii) any actual or alleged infringement by the Variagenics Know-How of any intellectual property rights that are owned or claimed by any third party.

      (c) Third Party Claims. Upon receipt of notice of any Claim brought or asserted against any party hereto by any third party which may give rise to a right of indemnity from the other party or parties hereto, the party seeking indemnification (the "Indemnified Party") shall give prompt written notice thereof to the other party or parties (the "Indemnifying Party") with a claim for indemnity; provided, that failure to give prompt notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure. Such claim for indemnity shall indicate the nature of the Claim and the basis therefore. The Indemnifying Party shall have ten days from its receipt of the notice of the Claim to notify the Indemnified Party whether or not the Indemnifying Party elects, at its sole cost and expense, to defend the Indemnified Party hereunder against such Claim; provided, that the Indemnified Party is authorized, but not obligated, prior to notification from the Indemnifying Party of its desire to defend the Claim, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interest.

The Indemnifying Party shall be permitted to defend the Claim if it so elects, provided that (i) the Indemnified Party is given the right to participate in the defense of such Claim at its own cost and expense, (ii) the Indemnifying Party conducts the defense of such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party and (iii) the Indemnifying Party will, prior to making any settlement, consult with the Indemnified Party as to the terms of such settlement. The Indemnified Party shall have the right, at its election, to release and hold harmless the Indemnifying Party from its obligations hereunder with respect to such Claim and assume the complete defense of the same in return for payment by the Indemnifying Party to the Indemnified Party of the amount of any settlement offer by the Indemnifying Party. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which (i) does not include, as an unconditional term thereof, the giving by the third party to the Indemnified Party of a release from all liability in respect thereof or (ii) imposes any obligation on the Indemnified Party. After notice to the Indemnified Party of the Indemnifying Party's election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other expenses subsequently incurred at the request of the Indemnifying Party by the Indemnified Party in connection with the defense thereof. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense, at the Indemnifying Party's own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

      (d) Direct Claims. If either party (a "Non-Breaching Party") shall have a claim against the other party (a "Breaching Party") resulting from, relating to or arising out of any breach of the Breaching Party's representations, warranties, covenants or agreements in or under this Agreement, or the negligence, gross negligence or intentional misconduct or inaction of the Breaching Party or any of its Affiliates under this Agreement or IPA, and which does not involve a Claim being brought or asserted by a third party (a "Direct Claim"), then the Non-Breaching Party shall promptly send written notice thereof to the Breaching Party; provided, that failure to give prompt notification shall not affect the rights of the Breaching Party except to the extent the Non-Breaching Party shall have been actually prejudiced as a result of such failure. If the Breaching Party does not notify the Non-Breaching Party within thirty (30) days from its receipt of the notice of the Direct Claim that it disputes such Direct Claim, then the amount of the Direct Claim shall be deemed an obligation of the Breaching Party hereunder. If the Breaching Party notifies the Non-Breaching Party that it disputes such Direct Claim, then the matter will be resolved as set forth in Section 19. The substantially prevailing party in any dispute involving a Direct Claim shall be entitled to recover its reasonable attorneys' fees and all reasonably related costs (including out of pocket expenses), in addition to any other remedies at law or in equity.

      (e) Payment of Obligations. If an Indemnifying Party or Breaching Party is required to make any payment under this Section, the Indemnifying Party or Breaching Party shall promptly pay the Indemnified Party or the Non-Breaching Party the amount so determined. If there should be a dispute as to the amount of any obligation owed under this Section, the Indemnifying Party or Non-Breaching Party shall nevertheless pay when due such portion, if any, of the obligation as shall not be subject to dispute. The difference, if any, between the amount of the obligation ultimately determined as properly payable under this Section and the portion, if any, previously paid shall bear interest as provided in Section (f) below.

      (f) Failure to Pay. If all or part of any obligation under this Agreement is not paid when due, then the Indemnifying Party or the Breaching Party shall pay the Indemnified Party or the Non-Breaching Party interest on the unpaid amount of the obligation for each day from the date the amount became due through the date on which payment in full is made, payable on demand, at the fluctuating rate per annum publicly announced on the date of the claim for indemnification under this Agreement by Bank of America, N.A. (or its successors) as its so-called "prime rate."

      (g) Breach by Indemnified Party or the Non-Breaching Party. A breach by the Indemnified Party or the Non-Breaching Party of its obligations under this Agreement shall not relieve the Indemnifying Party or the Breaching Party of its obligations under this Section unless such breach was solely responsible for the Loss or Claim as determined by a court of competent jurisdiction in a final and non-appealable decision, or, if available, pursuant to the arbitration provisions of Section 19 hereof, or in a binding agreement between the parties.

12. Use of Names; Website. (a) Variagenics and Covance agree each may use the name and logo of the other in its marketing and promotional materials, but solely in reference to the existence and services of the Alliance and only after written approval by the other party of the text of such materials in which the other party's name is used. The parties shall issue a mutually acceptable joint press release in a form agreed prior to the execution hereof promptly after the execution hereof. All subsequent press releases relating to this Agreement or the Alliance shall be subject to the written approval of both parties. The foregoing notwithstanding, once a particular item of information has been disclosed as permitted by this Section 12, either party may make subsequent disclosure of such item of information in the same or similar context without approval of the other party, except with respect to press releases that include any information other than the fact that the Alliance is in existence and the general subject matter of the Alliance. Except as specifically set forth herein, no party shall otherwise use the name of the other parties, including any tradename, service mark, trademark, trade name, symbol or logo, in any advertising or sales promotional materials or in any publication without prior written consent.

      (b) Website. Variagenics agrees that in maintaining its website at www.variagenics.com, or any other website it may directly or indirectly control, Variagenics shall, subject to the requirements of Section 12(a), display the Covance name and logo (or any successors thereto) (including a hyperlink to www.covance.com or any successor website) and describe the existence of the relationship created by this Agreement, in a substantially equivalent manner as is described any relationship which Variagenics may have with any other party regarding Variagenics Lab Services and is displayed the name and logo of any such party. Nothing in this Section 12(b) shall require Variagenics to display any of the foregoing with respect to Covance if none of the foregoing are displayed with respect to any party with whom Variagenics has such a relationship.

13. Property Rights. All Variagenics Know-How, Covance Know-How and other information provided by one party to the other party shall remain the exclusive property of the providing party, subject to the rights therein granted in this Agreement, and shall be kept confidential as provided in Section 14.

14. Confidential Information.

      (a) Confidentiality Obligation. It is anticipated that in the performance of this Agreement, Covance and its Affiliates and Variagenics and its Affiliates shall provide to the other or the other's Affiliates access to certain information ("Proprietary Information") which the discloser considers proprietary, which may include information of third parties, including Sponsors (each party disclosing information and its Affiliates is referred to as a "Discloser" and each party and its Affiliates receiving information is referred to as a "Recipient"). For purposes hereof, Proprietary Information shall include any such information disclosed by one party to the other party at any time on or after June 17, 1998. During the period from the date of this Agreement through the later of eight (8) years after the date of this Agreement and three (3) years after the termination of this Agreement (or such later period as may be required by a Sponsor, if applicable), the Recipient of Proprietary Information shall use such Proprietary Information solely for the purposes of fulfilling the Recipient's obligations under this Agreement or an applicable IPA, and shall keep confidential and not disclose such Proprietary Information to any other person or entity for any purpose; provided, that the foregoing limitations on use and requirements of confidentiality and non-disclosure shall not terminate with respect to Covance Know-How or Variagenics Know-How. In addition, each party represents to the other that any Proprietary Information of the other party received by such party between June 17, 1998 and the date of this Agreement has been used, kept and not disclosed as is required by this Section 14(a) with respect to Proprietary Information disclosed after the date of this Agreement. Proprietary Information shall include the material (including economic) terms and conditions of this Agreement.

      (b) Exceptions. The obligations contained in this Section shall not apply with respect to Proprietary Information which (i) is publicly available prior to the date of this Agreement or becomes publicly available thereafter through no breach of this Agreement by the Recipient, (ii) was known to the Recipient prior to the date of disclosure or becomes known to the Recipient thereafter from a third party not under an obligation of confidentiality with respect to such information known to the Recipient; (iii) is disclosed with the written permission of the Discloser; (iv) is independently developed or conceived by the Recipient by persons or entities having no access to the Proprietary Information of the Discloser; or (v) the Recipient is obligated to disclose pursuant to applicable law, regulation, rule, subpoena, order, decree, decision or other legal process, or by stock exchange rules, provided, that Recipient promptly notifies Discloser of any such requirement and cooperates, at the Discloser's expense, with the Discloser in seeking a protective order with respect to such Proprietary Information. In addition, either party may disclose the terms (including economic terms) of this Agreement to existing or prospective investors, lenders or other sources of financing; provided, that any such recipient of such disclosures is subject to a reasonable confidentiality agreement, and under no circumstances may disclosures be made to any existing or prospective investor, lender or other source of financing who performs or whose Affiliates perform Product Development Services.

      (c) Remedies. Each party hereto acknowledges and agrees that the disclosure of Proprietary Information in violation of the terms of this Agreement without the express written permission of the Discloser may cause irreparable harm and that the breach or threatened breach of the provisions of this Section will entitle said party to injunctive relief, in addition to any other equitable or legal remedies that may be available to it.

15. Insurance.

      (a) Variagenics. Variagenics shall, at its sole cost and expense, procure and maintain in full force and effect during the Term and for a three-year period thereafter, comprehensive general liability and professional liability insurance. Such coverage shall be maintained at a minimum with limits of $1,000,000 per occurrence and $5,000,000 in the aggregate. Covance shall be named as an additional insured on such policies. Variagenics shall provide Covance with a certificate of insurance evidencing the coverage required by this Section upon request.

      (b) Covance. Covance shall, at its sole cost and expense, procure and maintain in full force and effect during the Term and for a three-year period thereafter, comprehensive general liability and professional liability insurance. Such coverage shall be maintained at a minimum with limits of $1,000,000 per occurrence and $5,000,000 in the aggregate. Variagenics shall be named as an additional insured on such policies. Covance shall provide Variagenics with a certificate of insurance evidencing the coverage required by this Section upon request.

      (c) Amendments to Insurance. These policies shall not be changed (other than any change that is not material and adverse) or canceled during the Term without fifteen (15) days prior written notice to the other party. The procurement or maintenance of such insurance, however, shall not in any way be construed or be deemed to limit or relieve any party from any obligation, risk, or liability assumed under the terms of this Agreement.

16. Term and Termination.

      (a) Term. Subject to earlier termination as provided elsewhere in this Agreement, or unless otherwise agreed to by the parties, this Agreement shall be effective for a period of five (5) years from the date of this Agreement, and thereafter this Agreement shall be effective and automatically be renewed for successive terms of one (1) year provided that neither party gives the other party written notice of its intent not to renew this Agreement at least ninety
(90) days prior to the expiration of the current term (such period of effectiveness, the "Term"). All terms and conditions set forth in this Agreement shall apply to any such renewal term(s).

      (b) Termination--Agreement. Notwithstanding the provisions of Section 16(a), either party may terminate this Agreement upon the occurrence of any of the following: the material breach of the other party's representations, warranties, covenants or agreements contained in this Agreement or any IPA and such party's failure to remedy any such breach within sixty (60) days after written notice thereof by the non-breaching party; the other party's committing any act of intentional, willful or negligent misconduct in the performance of its duties or obligations under this Agreement or any IPA, and such party's failure to remedy any such misconduct within sixty

(60) days after written notice thereof by the non-breaching party; the other party's insolvency; the initiation of bankruptcy or receivership proceedings by or against the other party (which are not dismissed in forty-five (45) days); the other party makes a general assignment for the benefit of creditors or a receiver is appointed for it; or the assignment of the other party's assets for the benefit of creditors. If this Agreement shall terminate, whether pursuant to this Section 16(b) or other provisions of this Agreement, prior to termination of any IPA and completion of the obligations thereunder, then, subject to termination of any IPA as provided in Section 16(c), the parties shall complete their obligations under any IPA then in effect subject to the terms and conditions of this Agreement.

      (c) Termination--IPAs. Covance or Variagenics (as the party or primary party to the agreement with the Contracting Sponsor with respect to the applicable Product Development Program) may terminate any IPA when the Contracting Sponsor has terminated the applicable Product Development Program or any portion thereof to which the IPA relates (regardless of the reason for such termination by the Contracting Sponsor), or when the other party has materially breached any of its representations, warranties, covenants or agreements contained in such IPA or committed any act of intentional, willful or negligent misconduct in the performance of its duties or obligations under such IPA. If any IPA is terminated prior to the completion of the Variagenics Lab Services or Pharmacogenomic Lab Services provided for therein, Variagenics shall cooperate with Covance and its Affiliates in concluding such Variagenics Lab Services, or Covance or its Affiliates shall cooperate with Variagenics in concluding such Pharmacogenomic Lab Services, as the case may be, as expeditiously as practicable and in accordance with all applicable laws, rules and regulations.

      (d) Change of Control. (i) Subject to the following provisions in this
Section 16(d), Covance shall have the right in its absolute discretion to terminate this Agreement and/or any or all IPAs in connection with a Change of Control. If Variagenics expects there to be a Change of Control, Variagenics shall provide to Covance prompt prior written notice of such expected event, together with such information with respect thereto as Covance shall reasonably request, which information Covance shall request in writing within 10 days of such written notice; provided, that Variagenics shall notify Covance promptly in writing if Taylor Crouch no longer is serving as President of Variagenics. Within fifteen (15) days of receipt of such notice and information, Covance shall give written notice to Variagenics as to whether or not Covance intends to terminate this Agreement in connection with such Change of Control. If Covance does not give a written response within such fifteen (15) days, or if Covance's written response indicates it will not terminate this Agreement in connection with the Change of Control, then Covance will have no right to terminate this Agreement in connection with the Change of Control. If Covance's response indicated it intends to terminate this Agreement in connection with the Change of Control, then Covance shall have the right, exercisable within ten (10) days after receipt of Variagenics' notice to Covance of the effectiveness of such Change of Control, to immediately terminate this Agreement and/or any or all IPAs in its absolute discretion. The foregoing notwithstanding, if the Change of Control is completed on terms materially different than the terms indicated in the notice provided for in the first sentence of this Section 16(d) and information provided to Covance (a "Non-Compliant Change of Control"), then Covance shall have the right to terminate this Agreement and/or any or all IPAs in its absolute discretion within forty-five (45) days after Covance has actual knowledge of the occurrence of the Non-Compliant Change of Control.

            (ii) Covance shall also have the right to terminate this Agreement and/or any or all IPAs in its absolute discretion in connection with a Change of Control with respect to which Covance was not provided the notice and information required by this Section 16(d) or, in the case of a Change of Control under clause (v) of the definition thereof, as to which no satisfactory replacement is obtained within the permitted one-hundred and eighty (180) day period. Covance may exercise this right by written notice given at any time prior to forty-five (45) days after receipt by Covance of all information with respect to any such Change of Control Covance may reasonably request in writing, which request shall be made by Covance within ten (10) days of Covance's receipt of written notice from Variagenics of such Change of Control.

            (iii) Under all circumstances under this Section 16(d), Variagenics will notify Covance immediately upon the effectiveness of any Change of Control, and promptly provide such information as Covance shall reasonably request to determine whether the Change of Control was a Non-Compliant Change of Control.

      (e) Survival of Obligations. Upon the termination or expiration of this Agreement for any reason, all of the rights and obligations of the parties hereto shall terminate, except that (i) except as otherwise provided for in this Agreement, all licenses provided for in this Agreement shall continue after such termination or expiration solely for use with respect to and until the completion of all obligations to perform Pharmacogenomic Lab Services and Research Lab Services under or in connection with this Agreement in effect on the date of such termination or expiration, and (ii) such termination or expiration shall not (a) relieve any party from any liability arising from any breach of this Agreement, (b) affect the right of either party to receive payment, subject to the limitations contained herein, of all Covance Fees, Variagenics Fees or Variagenics Non-Alliance Fees, as applicable, or repayment of the advances provided for in Section 3(c), or (c) eliminate any party's obligations under Sections 2(a), 2(c), 2(d), 7, 11, 12, 13, 14, 15, 16, 17, 18,
19, 20 and 21 of this Agreement.

17. No Consequential Damages. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES SUFFERED BY THE OTHER PARTY OR THEIR AFFILIATES AS A RESULT OF ANY BREACH BY SUCH PARTY OR ITS AFFILIATES OF THEIR OBLIGATIONS HEREUNDER OR RELATED HERETO.

18. Nature of Relationship. The parties are independent contractors. Nothing in this Agreement or otherwise shall constitute Covance or Variagenics or any of their Affiliates as an employee, agent, joint venturer, partner, or servant of the other or give any party the authority to make representations or agreements on behalf of the other.

19. Arbitration. Except with respect to the seeking of injunctive relief and specific performance in connection with the agreements contained in this Agreement, and disputes involving third parties which must be resolved in a court of competent jurisdiction, in the event any dispute shall arise between or among the parties with respect to any of the terms and conditions of this Agreement, then such dispute shall be submitted and finally settled by arbitration in the vicinity of New York, NY, pursuant to the prevailing rules of the American Arbitration Association. The arbitrators shall include one nominee of Covance and one nominee of Variagenics and a third individual jointly selected by these nominees, none of whom shall be affiliated or associated with either party. In the event the respective nominees of Covance and Variagenics are unable to jointly select such third individual, then Covance and Variagenics shall request the American Arbitration Association in New York, NY, to designate the third arbitrator. The arbitrators shall resolve the dispute within sixty (60) days after the third arbitrator is chosen. The award rendered by the arbitrators shall be final and binding upon the parties hereto, and judgment upon the award rendered may be entered by either party in any court that would ordinarily have jurisdiction over the parties or the subject matter of the controversy or claim. The expense of such arbitration, including attorneys' fees, shall be allocated between or among the parties as the arbitrators shall decide.

20. Force Majeure. Each party shall be excused from performing its obligations under this Agreement if its performance is delayed or prevented by any event beyond its reasonable control, including, without limitation, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, government action, or power failure, provided that such performance shall be excused only to the extent of and during such disability. Any time specified for completion of performance in this Agreement falling due during or subsequent to the occurrence of any of such events shall be automatically extended for a period of time equal to the period of such disability.

21. Miscellaneous.

      (a) Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of New Jersey, without regard to its principles of conflicts of laws.

      (b) Waiver. The waiver by any party or the failure by any party to claim a breach of any provision of this Agreement shall not be deemed to constitute a waiver or estoppel with respect to any subsequent breach or with respect to any provision thereof.

      (c) Amendments. This Agreement may be amended only by a further written agreement between authorized representatives of both parties.

      (d) No Assignment. Subject to Covance's right set forth in Section 16(d), no party hereto may assign this Agreement or its rights or obligations hereunder without the prior written approval of the other party, except that (i) either party may assign this Agreement in connection with a sale of all or substantially all of its assets or in connection with its merger or consolidation and (ii) either party may assign this Agreement or its rights or obligations hereunder to any wholly-owned subsidiary of such party who is capable of performing all of the obligations of the assigning party hereunder. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the heirs, executors, legal representatives, successors and permitted assigns of the parties.

      (e) Counterparts. This Agreement may be executed in counterparts, each of which is an original, and all of which together shall be deemed to be one and the same instrument. This

Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by all of the parties.

      (f) Notices. Any notice, request or other communication hereunder shall be in writing and shall be deemed given only if delivered personally to the address set forth below (to the attention of the individual identified below) or sent by telecopier, recognized courier providing evidence of receipt, or by registered or certified mail, postage prepaid, as follows:

If to Covance, to:                  With a required copy to:

Covance Central Laboratory          210 Carnegie Center
Services Limited Partnership        Princeton, NJ 08540
8211 SciCor Drive                   Telecopier No. (609) 452-9865
Indianapolis, IN 46214              Attention: Mark R. Eisenach and
Attention: William Campbell                    Jeffrey S. Hurwitz

If to Variagenics, to:              With a required copy to:

Taylor Crouch                       Jeffrey M. Wiesen
President                           Mintz, Levin, Cohn, Ferris, Glovsky
60 Hampshire Street                   and Popeo, P.C.
Cambridge, MA 02139                 One Financial Center
Telecopier No.: (617) 588-5399      Boston, MA 02111
                                    Telecopier No.: (617) 542-2241

or to such other address or attention as the addressee may have specified in a notice duly given to the sender and to counsel as provided herein. Such notice, request, or other communication will be deemed to have been given as of the date so delivered or, if telecopied, upon telephone confirmation of receipt, or, if sent by courier, the date so delivered, or if mailed, five business days after the date so mailed.

      (g) No Third-Party Beneficiaries. Except as set forth in Section 11 and with respect to Sponsors as specifically provided elsewhere in this Agreement, this Agreement is for the sole benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns, and no party intends to confer any benefit under this Agreement on any person or entity other than the parties hereto or their successors in interest and nothing contained herein shall be deemed to confer any such benefit on any such person or entity, and nothing herein shall be construed as conferring and is intended to confer any rights on any other person or entity.

      (h) Entire Agreement. This Agreement, and the other agreements and documents referenced herein, set forth the entire agreement of the parties hereto with respect to the subject matter hereof. Any prior agreements or understandings between the parties hereto regarding the subject matter hereof, whether oral or written, are superseded by this Agreement.

      (i) Section Headings. All section headings are for convenience only and shall in no way affect the meaning or interpretation of this Agreement or any provisions hereof.

      (j) Fees and Expenses. Each party hereto will pay all fees and expenses which such party incurs in connection with the negotiation of this Agreement.

      (k) Invalidity. If any term or provision of this Agreement, or the application thereof to any person, entity, property or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons, entities, property or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

      (1) Joint Effort. The preparation of this Agreement and the other agreements contemplated herein has been the joint effort of the parties, and the resulting documents shall not be construed more severely against any party or parties than against the other parties.

      (m) Hiring of Employees. During the Term, the employees of Variagenics or any of its Affiliates who come to know any of the employees of Covance or any of its Affiliates solely in connection with the Alliance shall not, while employed by Variagenics or any of its Affiliates, solicit for employment any of the employees of Covance or any of its Affiliates such employees of Variagenics and its Affiliates came to know. During the Term, the employees of Covance or any of its Affiliates who come to know any of the employees of Variagenics or any of its Affiliates solely in connection with the Alliance shall not, while employed by Covance or any of its Affiliates, solicit for employment any of the employees of Variagenics or any of its Affiliates such employees of Covance and its Affiliates came to know. The foregoing prohibitions shall not apply to any solicitation to hire any such employee after such employee is no longer employed by the applicable entity for at least three (3) months, or to advertisements in trade magazines, use of search firms and other conventional means of obtaining employees unless specifically directed at employee(s) which may not be solicited pursuant to these provisions.

During the Term and for six months thereafter, the employees of Covance or any of its Affiliates who come to know any of the Employees or the FTEs solely in connection with the Alliance shall not, while employed by Covance or any of its Affiliates, hire any Employees or FTEs such employee of Covance or its Affiliates came to know, unless, in either case, such Employee's or FTE's employment with Variagenics terminated at least six months before his or her date of hire. For purposes of this Section 21(m) only, FTEs shall mean only those FTEs whose percentage of time dedicated to the Alliance has been at least 30% for at least six consecutive months at any time during the previous twelve months.

      (n) Research Tax Credit. Each party agrees that the party which provides the funding pursuant to Section 3 for Employees or FTE's shall be the sole party entitled to make any claim for any Federal or state research tax credit with respect to such funding.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Covance Inc.                           Variagenics, Inc.


/s/  Mark Eisenach                     /s/ Taylor J. Crouch
---------------------------------      ---------------------------------
Name:  Mark Eisenach                   Name:  Taylor J. Crouch
Title: Corporate V.P.                  Title: President

                                    Exhibit A

                                   Definitions

"Affiliate" means, with respect to a person or entity, (a) any other person or entity that, directly or indirectly through one or more intermediaries, controls such person or entity (a "Controlling Person") or (b) any other person or entity (other than such person or entity) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" and with correlative meaning "controlled" and "under common control" means possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" is defined in the heading of this Agreement.

"Alliance" is defined in the background section of this Agreement.

"Breaching Party" is defined in Section 10(d).

"Central Labs Affiliates" means any Affiliate of Covance Central Labs that provides central laboratory services to Sponsors the same or similar to those provided by Covance Central Labs on the date of this Agreement.

"Change of Control" shall mean the occurrence of any of the following: (i) fewer than three of the members of the Board of Directors of Variagenics immediately after Variagenics' next financing (whether debt or equity) (or successors employed by the same stockholder in the case of directors who are employees of stockholders) continue to serve on the Board of Directors of Variagenics; (ii) capital stock of Variagenics representing more than one-half of the right to vote for the election of directors of Variagenics shall no longer be owned by the shareholders who owned such capital stock immediately after Variagenics' next equity financing; (iii) the sale of all or a material part of the assets of Variagenics; (iv) any merger or consolidation of Variagenics with any other person or entity in which Variagenics is not the surviving corporation in the merger or consolidation or in which shareholders of Variagenics immediately prior to the merger or consolidation do not hold a majority of the shares of the surviving entity immediately after the merger or consolidation; or (v) Taylor Crouch is not serving as President of Variagenics and is not replaced in this capacity by a person reasonably satisfactory to Covance within one hundred and eighty days (180) days.

"Claim" is defined in Section 11(a).

"Committee" is defined in Section 6(a).

"Contracting Sponsor" means a Sponsor which contracts for Research Lab Services, Pharmacogenomic Lab Services, or both, hereunder; provided, that no person or entity that performs or whose Affiliates perform Product Development Services, other than Covance and its Affiliates, shall become a Contracting Sponsor hereunder, unless the parties mutually agree.

"Controlling Person" is defined in the definition of Affiliate.

"Covance" is defined in the heading of this Agreement.

"Covance Central Labs" means Covance Central Laboratory Services Limited Partnership, an Affiliate of Covance in which Covance owns, directly and indirectly, 100% of the equity interests.

"Covance Fees" is defined in Section 5(c).

"Covance Know-How" means all patents, copyrights and applications for any of the foregoing, and any trade secrets, technology, know-how, inventions, discoveries, ideas, improvements, processes, computer programs, software, databases, and Standard Operating Procedures, used, licensed, leased or owned, directly or indirectly, by Covance or its Affiliates and used in providing or relating to central laboratory services, whether now existing or developed at any time during the Term.

"Cumulative Alliance Net Sales" is defined in Section 3(d).

"Direct Claim" is defined in Section 11(d).

"Discloser" is defined in Section 14(a).

"Employees" is defined in Section 3(a).

"Excluded Net Sales" is defined in Section 3(c).

"FTEs" is defined in Section 3(b).

"Indemnified Party" is defined in Section 11(c).

"Indemnifying Party" is defined in Section 11(c).

"IPA" means a separate written individual project agreement in the form of Exhibit F hereto between Covance or any of its Affiliates and Variagenics or any of its Affiliates, which shall incorporate the terms and provisions of the applicable Price Quotation.

"Loss" is defined in Section 11(a).

"Net Sales" means gross sales, less credits, allowances, and taxes with respect to such sales, if any, when payment is received therefor by the applicable party.

"Non-Breaching Party" is defined in Section 11(d).

"Non-Compliant Change of Control" is defined in Section 16(d).

"Pharmacogenomic Lab Services" means (i) detection in human samples of previously identified gene sequence variances as part of a Sponsor-funded Product Development Program, (ii) developing and validating assays for metabolic enzymes, proteins and pharmacogenetic markers for the purpose of such detection of variances and (iii) laboratory testing utilizing such validated assays as part of a Product Development Program.

"Price Quotation" means a price quotation prepared by Variagenics or one of its Affiliates indicating the work to be performed in connection with Variagenics Lab Services for a particular Sponsor, or a price quotation prepared by Covance or one of its Affiliates indicating the work to be performed in connection with Pharmacogenomic Lab Services for a particular Sponsor, and in each case the costs and expenses to be incurred with such work, and the assumptions used in developing the foregoing.

"Product Development Program" means a program to test a drug or therapeutic medical device in humans for scientific evaluation or regulatory approval.

"Product Development Services" means services the same or similar to those provided by Covance and its Affiliates now or hereafter at any time during the Term to pharmaceutical, biotechnology and medical device companies and similar entities, including preclinical studies, Phase I, II, III and IV clinical trial services, pharmaceutical packaging services, biomanufacturing services, health economic services and central laboratory services.

"Proprietary Information" is defined in Section 14(a).

"Recipient" is defined in Section 14(a).

"Research Lab Services" means variance discovery in specified genes on the pathway of action of the Sponsor's drug. In general, Research Lab Services will involve the following: working with the Sponsor's product development team, Variagenics will select candidate genes which may affect drug action and identify variances in these genes which occur in the normal population, through experimentation using Variagenics' variance discovery platform and from Variagenics' database of proprietary and public domain variances. Variagenics will provide the Sponsor with an annotated summary of variances that may affect drug action. Sponsors may be granted by Variagenics an option for a limited period of time to obtain exclusive, co-exclusive or non-exclusive rights to the use of variances discovered pursuant to their sponsorship, as agreed by Variagenics and the Sponsor on a case-by-case basis.

"Sponsor" means a pharmaceutical, biotechnology or medical device company or similar entity which engages in Product Development Programs; provided, that no person or entity listed on Exhibit G hereto or any of their Affiliates, or any successor to any such person or entity, shall be a Sponsor for any purpose under this Agreement unless the parties mutually agree.

"Standard Operating Procedures" means the aggregation of the guidelines, rules and regulations adopted or implemented at Covance and its Affiliates relating to central lab services, as the same may be modified, amended or supplemented from time to time, as submitted in writing to Variagenics, which may include summaries thereof.

"Term" is defined in Section 16(a).

"Variagenics" is defined in the heading of this Agreement.

"Variagenics Alliance Know-How" means all Variagenics Know-How developed by the FTEs (in their activities in support of the Alliance) and the Employees.

"Variagenics Fees" is defined in Section 2(c).

"Variagenics Gene Rights" means all proprietary gene sequence variances and variance databases useful in demonstrating the effect of gene sequence variance on drug action, which are owned or licensed by Variagenics or its Affiliates, and which Variagenics or its Affiliates have the right to license to Sponsors.

"Variagenics Know-How" means all patents, copyrights, and applications for any of the foregoing, and any trade secrets, technology, know-how, inventions, discoveries, ideas, improvements, processes, computer programs, software and databases, used, licensed, leased or owned, directly or indirectly, by Variagenics or its Affiliates and used in providing or relating to Pharmacogenomic Lab Services, whether now existing or developed at any time during the Term, including all assays, and including all of the foregoing developed by the FTEs and Employees, but excluding all Variagenics Gene Rights.

"Variagenics Non-Alliance Fees" is defined in Section 5(i).

"Variagenics Lab Services" means Pharmacogenomic Lab Services and/or Research Lab Services provided by Variagenics and/or its Affiliates.

                                    Exhibit B

                                Covance Know-How

      (1)   Regulatory Compliance

--------------------------------------------------------------------------------
Procedure No.                                 Title
--------------------------------------------------------------------------------
100-200039-02
--------------------------------------------------------------------------------
100-200441-01
--------------------------------------------------------------------------------
100-600802-05
--------------------------------------------------------------------------------
100-600803-04
--------------------------------------------------------------------------------
100-600807-05
--------------------------------------------------------------------------------
100-600808-05
--------------------------------------------------------------------------------
100-600809-03
--------------------------------------------------------------------------------
100-600809-06
--------------------------------------------------------------------------------
100-600811-04
--------------------------------------------------------------------------------
100-600822-06
--------------------------------------------------------------------------------
100-600825-03
--------------------------------------------------------------------------------
100-600830-03
--------------------------------------------------------------------------------
100-600833-03
--------------------------------------------------------------------------------
100-600837-04
--------------------------------------------------------------------------------
100-600839-03
--------------------------------------------------------------------------------
100-600840-04
--------------------------------------------------------------------------------
100-600841-03
--------------------------------------------------------------------------------
100-600844-04
--------------------------------------------------------------------------------
100-600851-05
--------------------------------------------------------------------------------
100-600853-06
--------------------------------------------------------------------------------
100-600857-02
--------------------------------------------------------------------------------
100-600858-03
--------------------------------------------------------------------------------
100-600859-03
--------------------------------------------------------------------------------
100-600860-04
--------------------------------------------------------------------------------
100-600861-02
--------------------------------------------------------------------------------
100-600862-03
--------------------------------------------------------------------------------
100-600866-02
--------------------------------------------------------------------------------
100-600868-04
--------------------------------------------------------------------------------
100-600870-04
--------------------------------------------------------------------------------
100-600875-06
--------------------------------------------------------------------------------
100-600882-02
--------------------------------------------------------------------------------
100-600883-01
--------------------------------------------------------------------------------
100-600884-02
--------------------------------------------------------------------------------
100-600886-02
--------------------------------------------------------------------------------
330-100004-01
--------------------------------------------------------------------------------
330-100011-01
--------------------------------------------------------------------------------
330-100012-01
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Procedure No.                                 Title
--------------------------------------------------------------------------------
330-100020-01
--------------------------------------------------------------------------------
330-100022-02
--------------------------------------------------------------------------------
330-100030-02
--------------------------------------------------------------------------------
330-100032-05
--------------------------------------------------------------------------------
330-100052-04
--------------------------------------------------------------------------------
330-100099-05
--------------------------------------------------------------------------------
330-300376-07
--------------------------------------------------------------------------------
360-200439-01
--------------------------------------------------------------------------------
350-380005-0 1
--------------------------------------------------------------------------------
355-1 01 001-01
--------------------------------------------------------------------------------
355-101002-01
--------------------------------------------------------------------------------
355-101004-03
--------------------------------------------------------------------------------
355-101006-02
--------------------------------------------------------------------------------
355-101007-02
--------------------------------------------------------------------------------
355-101008-02
--------------------------------------------------------------------------------
355-101010-02
--------------------------------------------------------------------------------
355-101013-03
--------------------------------------------------------------------------------
355-1 01 014-02
--------------------------------------------------------------------------------
355-101016-02
--------------------------------------------------------------------------------
355-101017-03
--------------------------------------------------------------------------------
355-101018-02
--------------------------------------------------------------------------------
355-101019-03
--------------------------------------------------------------------------------
355-101020-02
--------------------------------------------------------------------------------
355-101021-02
--------------------------------------------------------------------------------
355-101024-03
--------------------------------------------------------------------------------
355-101026-01
--------------------------------------------------------------------------------
355-101028-01
--------------------------------------------------------------------------------
355-101029-01
--------------------------------------------------------------------------------
355-101030-01
--------------------------------------------------------------------------------
355-1 01 031-01
--------------------------------------------------------------------------------
355-Program-01
--------------------------------------------------------------------------------

355-Program-01
--------------------------------------------------------------------------------
355-Program-01
--------------------------------------------------------------------------------
355-Program- 01
--------------------------------------------------------------------------------
355-Program-01
--------------------------------------------------------------------------------
360-100024-03
--------------------------------------------------------------------------------
360-200438-04
--------------------------------------------------------------------------------
360-300236-01
--------------------------------------------------------------------------------
600-10000-01
--------------------------------------------------------------------------------
600-100013-01
--------------------------------------------------------------------------------
600-100033-03
--------------------------------------------------------------------------------
600-100034-04
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Procedure No.                                 Title
--------------------------------------------------------------------------------
600-100036-03
--------------------------------------------------------------------------------
600-100037-03
--------------------------------------------------------------------------------
600-100060-05
--------------------------------------------------------------------------------
600-100065-03
--------------------------------------------------------------------------------
600-100068-03
--------------------------------------------------------------------------------
600-100070-05
--------------------------------------------------------------------------------
600-200047-03
--------------------------------------------------------------------------------
600-200060-03
--------------------------------------------------------------------------------
600-200061-04
--------------------------------------------------------------------------------
600-200069-04
--------------------------------------------------------------------------------
600-200073-04
--------------------------------------------------------------------------------
600-200099-03
--------------------------------------------------------------------------------
600-300098-03
--------------------------------------------------------------------------------
600-300182-01
--------------------------------------------------------------------------------
600-300285-01
--------------------------------------------------------------------------------
600-300288-01
--------------------------------------------------------------------------------
600-300289-01
--------------------------------------------------------------------------------
600-300290-01
--------------------------------------------------------------------------------
600-300291-01
--------------------------------------------------------------------------------
600-300834-01
--------------------------------------------------------------------------------
620-100006-01
--------------------------------------------------------------------------------
620-100063-02
--------------------------------------------------------------------------------
620-100064-02
--------------------------------------------------------------------------------
620-200003-01
--------------------------------------------------------------------------------
620-200095-01
--------------------------------------------------------------------------------
620-200116-02
--------------------------------------------------------------------------------
620-300058-02
--------------------------------------------------------------------------------

      (2)   Specimen Management

--------------------------------------------------------------------------------
Procedure No.                                 Title
--------------------------------------------------------------------------------
460-300116-01
--------------------------------------------------------------------------------
460-300118-01
--------------------------------------------------------------------------------
460-300117-01
--------------------------------------------------------------------------------
460-200201-01
--------------------------------------------------------------------------------
460-300305-01
--------------------------------------------------------------------------------
460-300090-01
--------------------------------------------------------------------------------
460-300090-01
--------------------------------------------------------------------------------
460-3001 20-01
--------------------------------------------------------------------------------
460-300175-01
--------------------------------------------------------------------------------
460-300303-01
--------------------------------------------------------------------------------
60-300122-01
--------------------------------------------------------------------------------
460-300121-01
--------------------------------------------------------------------------------
420-200455-02
--------------------------------------------------------------------------------
420-300605-03
--------------------------------------------------------------------------------
420-300160-04
--------------------------------------------------------------------------------
420-300161-04
--------------------------------------------------------------------------------
420-300578-03
--------------------------------------------------------------------------------
420-300579-03
--------------------------------------------------------------------------------
420-300480-03
--------------------------------------------------------------------------------
420-300553-04
--------------------------------------------------------------------------------
420-300558-03
--------------------------------------------------------------------------------
420-300473-03
--------------------------------------------------------------------------------
420-300488-03
--------------------------------------------------------------------------------
420-300813-03
--------------------------------------------------------------------------------
420-300060-02
--------------------------------------------------------------------------------
420-300005-03
--------------------------------------------------------------------------------
420-300109-02
--------------------------------------------------------------------------------
420-300110-02
--------------------------------------------------------------------------------
420-200142-01
--------------------------------------------------------------------------------
420-200065-02
--------------------------------------------------------------------------------
420-200143-01
--------------------------------------------------------------------------------
420-300498-02
--------------------------------------------------------------------------------
420-300421-01
--------------------------------------------------------------------------------
420-200453-03
--------------------------------------------------------------------------------
420-300599-04
--------------------------------------------------------------------------------
420-299159-01
--------------------------------------------------------------------------------
420-300332-01
--------------------------------------------------------------------------------
420-200154-01
-----------------
420-300486-04
--------------------------------------------------------------------------------

      (3)   Data Transfer

--------------------------------------------------------------------------------
Procedure No.                                Title
--------------------------------------------------------------------------------
55T-200078
--------------------------------------------------------------------------------
500-300402
--------------------------------------------------------------------------------
500-300009
                ----------------------------------------------------------------
55T-300049
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

----------------

--------------------------------------------------------------------------------

                ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      (4)   Clinical Trial And Data Base Design and Management

            (a)   Protocol Services Departmental

--------------------------------------------------------------------------------
Procedure No.                                Title
--------------------------------------------------------------------------------
300320
--------------------------------------------------------------------------------
300279
--------------------------------------------------------------------------------
300286
--------------------------------------------------------------------------------
300566
--------------------------------------------------------------------------------
300402
--------------------------------------------------------------------------------
300053
--------------------------------------------------------------------------------
300304
--------------------------------------------------------------------------------
300069
--------------------------------------------------------------------------------
300063
--------------------------------------------------------------------------------
300009
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
300049
--------------------------------------------------------------------------------
300300
--------------------------------------------------------------------------------
300297
--------------------------------------------------------------------------------
300295
--------------------------------------------------------------------------------
300298
--------------------------------------------------------------------------------
300299
--------------------------------------------------------------------------------
300314
--------------------------------------------------------------------------------
30023
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
300325
--------------------------------------------------------------------------------
300312
--------------------------------------------------------------------------------
300555
--------------------------------------------------------------------------------
300551
--------------------------------------------------------------------------------
300550
--------------------------------------------------------------------------------
300331
--------------------------------------------------------------------------------
300067
--------------------------------------------------------------------------------
300322
--------------------------------------------------------------------------------
300308
--------------------------------------------------------------------------------
300061
--------------------------------------------------------------------------------
300327
--------------------------------------------------------------------------------
300328
--------------------------------------------------------------------------------
300324
--------------------------------------------------------------------------------
300573
--------------------------------------------------------------------------------
300062
--------------------------------------------------------------------------------
300224
--------------------------------------------------------------------------------
300296
--------------------------------------------------------------------------------
300282
--------------------------------------------------------------------------------
300549
--------------------------------------------------------------------------------
300311
--------------------------------------------------------------------------------
300374
--------------------------------------------------------------------------------
300294
--------------------------------------------------------------------------------
300128
--------------------------------------------------------------------------------
300301
--------------------------------------------------------------------------------
300070
--------------------------------------------------------------------------------

            (b)   Protocol Services Interdepartment

--------------------------------------------------------------------------------
200058
--------------------------------------------------------------------------------
200092
--------------------------------------------------------------------------------
200125
--------------------------------------------------------------------------------
200041
--------------------------------------------------------------------------------
200119
--------------------------------------------------------------------------------
200078
--------------------------------------------------------------------------------
200049
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
200109
--------------------------------------------------------------------------------
200110

--------------------------------------------------------------------------------
200150
--------------------------------------------------------------------------------
200077
--------------------------------------------------------------------------------
200108
--------------------------------------------------------------------------------
200440

--------------------------------------------------------------------------------
200112
--------------------------------------------------------------------------------
200436
--------------------------------------------------------------------------------
200004
--------------------------------------------------------------------------------
200120
--------------------------------------------------------------------------------
200444
--------------------------------------------------------------------------------
200079
--------------------------------------------------------------------------------
200445
--------------------------------------------------------------------------------
200107
--------------------------------------------------------------------------------
200045
--------------------------------------------------------------------------------
200121
--------------------------------------------------------------------------------
200122
--------------------------------------------------------------------------------
200086
--------------------------------------------------------------------------------
200427
--------------------------------------------------------------------------------
200500
--------------------------------------------------------------------------------
200456
--------------------------------------------------------------------------------
200028
--------------------------------------------------------------------------------
200105
--------------------------------------------------------------------------------
200053
--------------------------------------------------------------------------------
200063
--------------------------------------------------------------------------------
200437
--------------------------------------------------------------------------------
200057
--------------------------------------------------------------------------------
200048
--------------------------------------------------------------------------------
200441
--------------------------------------------------------------------------------
200003
--------------------------------------------------------------------------------
200123
--------------------------------------------------------------------------------
200442
--------------------------------------------------------------------------------

                                    Exhibit C

                                     Assays

Variagenics will deliver to Covance the following minimum number of assays, with the indicated minimum levels of complexity (which for purposes of this Exhibit C means genetic variations detected by the assay), on the following schedule:

    Assays                               Delivery Date
  Complexity   # Variations  2/28/00        4/30/00        7/15/00       Total
  ----------   ------------  -------        -------        -------       -----

Level 1
Level 2
Level 3
                            -----------  ---------------  -----------  ---------
Total

The specific assays at each Complexity Level to be delivered will be determined by the Advisory Committee. If the Advisory Committee cannot agree upon what assays are to be delivered, then Variagenics agrees to deliver the number of fully validated assays of the indicated Complexity Level by the indicated Delivery Date from the lists below as selected by Covance (any such selection by Covance may only be changed as mutually agreed to by the parties or in connection with the inability to obtain a necessary license as described in the following sentence). The foregoing notwithstanding, if the licenses necessary, if any, to allow Variagenics to deliver a specific assay selected by Covance cannot be obtained, then Covance shall select a replacement assay; if the licenses necessary, if any, to allow Variagenics to deliver the required number of assays from the lists below cannot be obtained, then the Advisory Committee shall determine replacement assays which Variagenics shall deliver.

Complexity Level I

Complexity Level 2

Complexity Level 3

Other Assays

These other assays will be assigned a Complexity Level for purposes of inclusion on the lists.

                                    Exhibit D

                   Services for Variagenics Non-Alliance Fees

1. Collection, extraction and/or storage or other processing of genetic material.

2. Analysis of laboratory data resulting from genetic testing in connection with Pharmacogenomic Lab Services, except with respect to Net Sales of such services which are subject to a royalty pursuant to Section 2(c) or excluded from a royalty pursuant to Section 2(c).

3. Pharmacogenomic Lab Services not subject to a royalty pursuant to Section 2(c) or excluded from a royalty pursuant to Section 2(c). The Net Sales subject to this item 3 shall be subject to a Variagenics Non-Alliance Fee at a rate of
[        ] ([ ]%).

                                    Exhibit E

                            Proposals and Agreements

Companies

--------------------------------------------------------------------------------
Company Name                   Program(s)                   Status
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Government and Academic Institutions

--------------------------------------------------------------------------------
Institution Name               Program(s)                   Status
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The parties acknowledge that the foregoing list may not refer to the legal names of all the indicated entities.

                                    Exhibit F

                                     Form of

                          INDIVIDUAL PROJECT AGREEMENT

This Individual Project Agreement, dated as of ____________, ____, ("IPA") is by and between Variagenics Inc. ("Variagenics")* and Covance _____ ("Covance") and relates to the Alliance Agreement dated _____________, 1999 between Variagenics and Covance Inc. (the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

The parties agree as follows:

1. IPA. This document and its attachments constitute an IPA under the Agreement. As such, this IPA is subject in all respects to the terms and provisions of the Agreement.

2. Scope of Work.. [Variagenics] [Covance] agrees, in accordance with the Agreement and the Protocol attached hereto as Exhibit 1, to provide the [Variagenics Lab Services] [Pharmacogenomic Lab Services] as outlined in the Price Quotation attached hereto as Exhibit 2.

3. Compensation. Payments for the services performed under this IPA will be made in accordance with the provisions of the payment schedule attached to this IPA and the Agreement.

4. Project Period. This IPA shall be in effect until the [Variagenics Lab Services] [Pharmacogenomic Lab Services] as described in the attached Price Quotation are completed, unless the IPA is earlier terminated in accordance with the Agreement or this IPA.


----------
*or its applicable Affiliate.

5. Conflict. In the event of any conflict between the terms of the Agreement and this IPA, the terms of the Agreement shall govern.


ACCEPTED AND AGREED TO:


Covance _______                                 Variagenics


By:______________________________               By:_____________________________
      Name:                                           Name:
      Title:                                          Title:


                              IPA Payment Schedule

          [Describe payment provisions for Variagenics Lab Services or
                     Pharmacogenomic Lab Services under IPA]

                                    Exhibit G

                                     Persons

Quintiles Transnational Corporation
PAREXEL International
PPD, Inc.
Quest Diagnostics
Lab Corp.
Viromed
Specialty Laboratories
National Genetics Institute
Consolidated Laboratories
Smithkline Beecham Clinical Labs
Mayo Clinic
MediLab
UCT

The parties acknowledge that the foregoing list may not refer to the legal names of all the indicated entities.